Supplement dated April 20, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Strategic Income Fund	3/1/2015
Effective May 1, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Colin Lundgren, CFA	Managing Director and Head of Fixed Income	Lead Manager	2010
Brian Lavin, CFA	Senior Portfolio Manager	Co-manager	2010
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2010
The rest of the section remains the same.
Effective May 1, 2015, the information under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Colin Lundgren, CFA	Managing Director and Head of Fixed Income	Lead Manager	2010
Brian Lavin, CFA	Senior Portfolio Manager	Co-manager	2010
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2010
Mr. Lundgren joined the Investment Manager in 1986. Mr. Lundgren began his investment career in 1989 and earned a B.A. from Lake Forest College.
Mr. Lavin joined the Investment Manager in 1994. Mr. Lavin began his investment career in 1986 and earned an M.B.A. from the University of Wisconsin – Milwaukee.
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. from University of Minnesota, Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP232_10_003_(04/15)